Debt Bond	12 Months Ended
Dec. 31, 2024
Debt Bond [Abstract]
DEBT BOND

NOTE 12 – DEBT BOND

On August 26, 2024, the Company entered into an agreement with Enerfip, a leading France-based crowdfunding platform dedicated to renewable energy projects and regulated by The French Financial Markets Authority and Prudential Control and Resolution Authority (the “Enerfip Agreement”). Pursuant to the Enerfip Agreement, the Company closed on subscriptions by European individual investors, raising total gross proceeds of €914,110 (approximately US$989,886) through a 36-month simple debt bond with an interest rate of 8.75%. The Company received net proceeds of €865,882, net of share issuance cost of €48,228.

	December 31,	December 31,
	2024	2023
Debt bond	€865,882	€-
less: current portion	(91,411)	-
	€774,471	€-

During the years ended December 31, 2024, 2023 and 2022, interest expense totaled €14,901, €0 and €0, respectively. As of December 31, 2024 and 2023, the accrued interest was €14,901 and €0, respectively.